UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported) July 26, 2012 (July 25, 2012)

     Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

         (314) 423-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On July 25, 2012, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into a Tenth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank effective as of June 30, 2012.

The Loan Document Amendment decreased the minimum tangible net worth covenant as of the end of the second and third fiscal quarters of 2012 from $90 million to $82.5 million.  Thereafter, the minimum tangible net worth covenant will revert to $90 million.  Except for the change in the preceding sentence, the terms and conditions of the Credit Agreement remain unchanged.  The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is currently in compliance with the Credit Agreement covenants.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions thereof and is qualified in its entirety by reference to the Loan Document Amendment, which is filed as Exhibit 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009, and the Eighth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2011, and the Ninth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2012, which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 15, 2012.  The foregoing description of such documents is also only a summary of certain terms and conditions thereof and is qualified in its entirety to such documents as previously filed.

Item 2.02.          Results of Operations and Financial Condition.

On July 26, 2012, the Company issued a press release announcing, among other things, total revenue, net retail sales, comparable store sales, consolidated e-commerce sales, retail gross margin, selling, general and administrative expense, consolidated pre-tax loss, tax benefit, and consolidated net loss for the second quarter (13 weeks ended June 30, 2012) and the first six months of fiscal 2012 (26 weeks ended June 30, 2012).  The press release also reported the Company’s quarter-end store count, cash, and inventory as well as the Company’s objectives for fiscal 2012, including a summary of anticipated store closings, openings, and relocations, capital expenditures, and depreciation and amortization.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.  The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

The information furnished in contained or incorporated by reference into this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.  In addition, this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1	Tenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of June 30, 2012.

99.1	Press Release dated July 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date:	July 26, 2012	By:	/s/ Tina Klocke
			Name:	Tina Klocke
			Title:	Chief Operations and Financial Bear,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Tenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of June 30, 2012.

99.1	Press Release dated July 26, 2012

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